UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2016

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2016, eHealth, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On October 27, 2016, the Company also announced the appointment of Robert Hurley as President, Medicare Products and Tom Tsao as President, Small Business, Individual and Family Products. Mr. Hurley previously served as Executive Vice President of Sales and Operations and Mr. Tsao previously served as Executive Vice President, Chief Technology and Product Officer of the Company.

(c)    On October 27, 2016, the Company announced the appointment of David Francis as the Chief Operations Officer of the Company. Mr. Francis will lead key operational aspects of the Company’s business, including telesales, product and technology development, in addition to his current role as Chief Financial Officer.

Mr. Francis, 49, has served as our Chief Financial Officer since July 11, 2016 and previously served as managing director, equity research at RBC Capital Markets from November 2013 to July 2016. From 2007 to October 2013, he served as managing partner of The JAAG Group/JAAG Research, healthcare and technology consulting and research firms founded by Mr. Francis. Previously, Mr. Francis was a managing director and co-head of Healthcare Equity Research at Jefferies & Co., a partner, equity research at JC Bradford & Co., a managing director, equity research at Volpe Brown Whelan, a managing director at Punk, Ziegel & Knoell and an investment banking analyst at Needham & Company. Mr. Francis holds a B.S. degree in economics with concentrations in finance and management from the Wharton School of the University of Pennsylvania.

There are no family relationships between Mr. Francis and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than with respect to the compensation arrangements previously disclosed in SEC filings, there are no transactions between Mr. Francis or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Mr. Francis and any other persons relating to his new appointment.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of eHealth, Inc. dated October 27, 2016 (eHealth, Inc. Announces Third Quarter 2016 Results)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2016	/s/ David K. Francis David K. Francis Chief Financial Officer (Principal Finance Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of eHealth, Inc. dated October 27, 2016 (eHealth, Inc. Announces Third Quarter 2016 Results)